Barclays CEO Energy-Power Conference September 8-10, 2015 Exhibit 99.1

Forward Looking Statements
This material and any oral statements made in connection with this material include "forward-looking statements" within the meaning of the Securities Act of
1933 and the Securities Exchange Act of 1934.  Statements made which provide the Company’s or management’s intentions, beliefs, expectations or predictions for the future are forward-looking statements and are inherently uncertain. The opinions, forecasts, projections or other statements other than statements of historical fact, including, without limitation, plans and objectives of management of the Company are forward-looking statements.  It is important to note that actual results could differ materially from those discussed in such forward-looking statements.  Important factors that could cause actual results to differ materially include the risk factors and other cautionary statements contained from time to time in the Company’s SEC filings, which may be obtained by contacting the
Company or the SEC. These filings are also available through the Company’s web site at http://www.patenergy.com
or through the SEC’s Electronic Data Gathering
and
Analysis
Retrieval
System
(EDGAR)
at
http://www.sec.gov.
We
undertake
no
obligation to publicly update or revise any forward-looking statement.  Statements made in this presentation include non-GAAP financial measures.  The required reconciliation to GAAP financial measures are included on our website and/or at the end of this presentation.

Contract Drilling
•
High quality fleet of land drilling rigs
including 159 APEX
®
rigs
•
Leader in walking rig technology for
pad drilling applications
•
Large footprint across North
American drilling markets
Pressure
Pumping
38%
Oil &
Natural
Gas
1%
Contract
Drilling
61%
Components of Revenue
Patterson-UTI reported results for the six months ended June 30, 2015

Pressure Pumping
•
High quality fleet of modern pressure
pumping equipment
•
Strong reputation for regional
knowledge and efficient operations
•
Concentrated footprint provides
economies of scale

Pressure
Pumping
38%
Oil &
Natural
Gas
1%
Contract
Drilling
61%
Components of Revenue
Patterson-UTI reported results for the six months ended June 30, 2015

Patterson-UTI U.S. Rig Count vs. U.S. Drilling Staff Size

Rig Count
Drilling Staff Size
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Jul-15
Aug-15

PATTERSON-UTI ENERGY INC.

Scaling The Business Scaling our business effectively is key to our success… …both in upturns and downturns 5 Patterson-UTI U.S. rig count and U.S. drilling staff size through August 21, 2015

Managing Supply Chain

•
Sourcing and Supply Security
–
Negotiated critical cost elements for
both Drilling and Pressure Pumping
–
Solidified availability of strategic
commodities
•
Reduced Costs in 2015
–
Sand
costs
down
25%
-
35%
–
Sand
hauling
costs
down
25%
-
35%
–
Pump
parts
costs
down
15%
-
20%
–
Chemical costs down as much as 40%

PATTERSON-UTI
DRILLING COMPANY LLC

PATTERSON-UTI
ENERGY INC.

Contract Drilling

High Quality Drilling Rigs 126 30 3 APEX ® Rig Fleet by Drawworks Horsepower 1500hp 1000hp 2000hp 8 159 APEX ® Rigs

Majority of Adjusted EBITDA
from APEX
®
Rigs
APEX
®
Other
Electric
Mechanical
Adjusted EBITDA Contribution by Rig Class
*Adjusted EBITDA contribution by rig class excluding early termination revenues for the six months ended June 30, 2015.

The APEX-XK
®
•
Enhanced X-Y mobility
–
Walk with full set-back of pipe in mast
–
More efficient rig up / rig down
–
Walking times average 45 minutes for
10’ –
15’ well spacing
•
Advanced environmental spill control
integrated into drilling floor
•
Reduced number of truck loads for
rig moves
•
51 APEX-XK
®
rigs in fleet
http://patenergy.com/drilling/technology

PATTERSON-UTI
RIG 247
APEX XK 1500

PATTERSON-UTI ENERGY INC.

APEX-XK ® Integrated Walking System 11

APEX-XK ® Rig Walking on Pad 12 http://patenergy.com/drilling/technology/apexwalk/ Video of APEX-XK ® Rig 12

West Texas
23 Rigs
Large Geographic Footprint
PTEN’s Active Rig Count by Region
as of August 31, 2015
Appalachia
17 Rigs
East Texas
15 Rigs
Mid-Continent
9 Rigs
Mid-Continent
9 Rigs
Rockies
9 Rigs
South Texas
16 Rigs
North Dakota
13 Rigs

Canada
4 Rigs
http://patenergy.com/

Pressure Pumping

Modern Pumping Equipment < 5 Years 71% 5 - 10 Years 25% >10 Years 4% Frac Horsepower by Age 4 Years Average Age 15

Modern Pumping Equipment
Quintuplex
80%
Modern
Triplex
16%
Legacy
Triplex
4%
Frac Horsepower by Pump Type
1Million
Horsepower

Modern triplex pumps defined as being placed in service within the last seven years.

Southwest Region:
Northeast Region:
34%
66%
Frac Horsepower
Fracturing horsepower: 663,800
Other horsepower: 32,165
Fracturing horsepower: 343,800
Other horsepower: 55,400
Market Concentration Provides Economies of Scale
Pressure Pumping Areas
Horsepower distribution as of June 30, 2015

Technology Focused
PropLogic™ Sand Management System

•
Fully enclosed well-site sand
management system
•
More accurate than conventional
sand trailers/bins
•
More efficient use of proppant
as
less sand is wasted

Technology Focused
PowderStim
®
Dry Friction Reducer

•
System hydrates powder form of
friction reducer directly into the
fluid stream
•
Logistically safer and more
efficient compared to liquefied
friction reducers
•
Successful with both fresh water
and heavy brines
•
More cost effective by utilizing
produced water

Technology Focused
Comprehensive Lab Services

•
Ability to test vendors’ chemicals
enhances quality controls
•
Unique in-house friction flow loop
test assembly for faster test
results
•
In-house lab services are faster
and more cost efficient than
outsourcing

Strong Financial Position

Investing in Our Company

$598
$637
$445
$453
$976
$1,012
$974
$662
$1,229
$710
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015E
Year End
Capital Expenditures and Acquisitions
($ in millions)
2015 Capital expenditure forecast as of July 23, 2015

Strong Financial Position
$300
$300
$273
$2,868
Capital Structure
($ in Millions)
23%
Debt/
Total Cap
Stockholder’s
Equity
4.97% Series A notes
Due October 5, 2020
4.27% Series B notes
Due June 14, 2022
Bank Term Loans
Maturing September 27, 2017

* Debt and equity balances as of June 30, 2015.  $272.5 million of bank term loan includes quarterly payments totaling $17.5 million for the remainder of 2015 and $63.8 million in total for 2016.

Total Liquidity
$500
$77
$ in Millions
Line of Credit Availability
Cash

* Cash and debt balances as of June 30, 2015.  $272.5 million of bank term loan includes quarterly payments totaling $17.5 million for the remainder of 2015 and $63.8 million in total for 2016.
•
$76.5 million cash
•
$500 million revolver availability
•
Of $872.5 million debt
–
$272.5 million matures September 2017
–
$300 million matures October 2020
–
$300 million matures June 2022

Why Invest in Patterson-UTI Energy?
•
High Quality Assets
–
159 APEX
®
rigs comprised primarily of
1500 horsepower and pad capable rigs
–
Creating value through focus on well
site execution
•
Technology leader
–
Leader in walking rigs for pad drilling
–
Innovator in deploying latest
technologies for pressure pumping
•
Financially flexible
–
Strong balance sheet
–
History of share buybacks
–
Dividends
–
Scalable business structure

Barclays CEO Energy-Power Conference September 8-10, 2015

Additional References

Three Months Ended
June 30,
Six Months Ended
June 30,
2015
2014
2015
2014
Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization
(Adjusted EBITDA)(1):
Net income (loss)
$
(18,975)
$
54,283
$
(9,850)
$
89,105
Income tax expense (benefit)
(14,720)
25,905
(8,000)
42,847
Net interest expense
8,931
7,041
17,189
14,053
Depreciation, depletion, amortization and impairment
181,924
153,426
357,306
300,748
Adjusted EBITDA
$
157,160
$
240,655
$
356,645
$
446,753
Total revenue
$
472,761
$
757,276
$1,130,460
$1,435,444
Adjusted EBITDA margin
33.2%
31.8%
31.5%
31.1%
Adjusted EBITDA by operating segment:
Contract drilling
$
133,053
$
181,674
$
308,023
$
354,870
Pressure pumping
29,517
59,533
61,420
95,118
Oil and natural gas
5,037
9,244
8,739
17,974
Corporate and other
(10,447)
(9,796)
(21,537)
(21,209)
Consolidated Adjusted EBITDA
$
157,160
$
240,655
$
356,645
$
446,753
(1)
The company makes use of financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”) to help in the assessment of ongoing operating performance. These non-GAAP financial measures are reconciled to their most directly comparable GAAP measures in the tables above. We define Adjusted EBITDA as net income plus net interest expense, income tax expense and depreciation, depletion, amortization and impairment expense.
We present Adjusted EBITDA because we believe it provides additional information with respect to both the performance of our fundamental business activities and our ability to meet our capital expenditures and working capital requirements.
Adjusted EBITDA is not defined by GAAP and, as such, should not be construed as an alternative to net income (loss) or operating cash flow. We define margin as revenues less direct operating costs.
We present margin because we believe it to be the
component of our earnings most impacted by the variability in our contract drilling and pressure pumping operations. Margin is not defined by GAAP and, as such, should not be construed as an alternative to net income (loss).
PATTERSON-UTI ENERGY, INC.
Non-GAAP Financial Measures (Unaudited)
(dollars in thousands)
Non-GAAP Financial Measures

Non-GAAP Financial Measures
2014
2013
2012
2011
2010
Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization
(Adjusted EBITDA)(1):
Net income (loss)
$
162,664
$
188,009
$
299,477
$
322,413
$
116,942
Income tax expense (benefit)
91,619
108,432
176,196
187,938
72,856
Net interest expense (income)
28,846
27,441
22,196
15,465
11,098
Depreciation, depletion, amortization and impairment
718,730
597,469
526,614
437,279
333,493
Net
impact of discontinued operations
-
-
-
(209)
1,778
Adjusted EBITDA
$
1,001,859
$
921,351
$
1,024,483
$
962,886
$
536,167
Total revenue
$
3,182,291
$
2,716,034
$
2,723,414
$
2,565,943
$
1,462,931
Adjusted EBITDA margin
31.5%
33.9%
37.6%
37.5%
36.7%
(1) The company makes use of financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”) to help in the assessment of ongoing operating performance. These non-GAAP financial measures are reconciled to their most directly comparable GAAP measures in the tables above. We define Adjusted
EBITDA as net income plus net interest expense, income tax expense and depreciation, depletion, amortization and impairment expense. We present Adjusted EBITDA because we believe it provides additional information with respect to both the performance of our fundamental business activities and our ability to meet our capital expenditures and
working capital requirements.
Adjusted EBITDA is not defined by GAAP and, as such, should not be construed as an alternative to net income (loss) or operating cash flow. We
define margin as revenues less direct operating costs.
We present margin because we believe it to be the component of our earnings most impacted by the variability in our contract drilling and pressure pumping operations. Margin is not defined by GAAP and, as such, should not be construed as an alternative to net income (loss).
PATTERSON-UTI ENERGY, INC.
Non-GAAP Financial Measures (Unaudited)
(dollars in thousands)